Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

THIRD QUARTER 2024 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, October 30, 2024 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended September 30, 2024.

Highlights of 2024's Third Quarter

•
Weak natural gas prices continued to weigh heavily on the third quarter financial results.
•
Natural gas and oil sales, including realized hedging gains, were $305 million.
•
Operating cash flow was $152 million or $0.52 per diluted share.
•
Adjusted EBITDAX for the quarter was $202 million.
•
Adjusted net loss was $48.5 million or $0.17 per share for the quarter.
•
Lower completion activity was planned for the quarter, resulting in eight (5.4 net) operated wells being turned to sales since the Company's last update with an average initial production of 21 MMcf per day.
•
First horseshoe Haynesville well was successful with a 31 MMcf per day initial production rate.
•
Western Haynesville exploratory play continues to progress with acreage position up to 453,881 net acres and most recent well costs down to an estimated $2,814 per completed lateral foot. Comstock's thirteenth Western Haynesville well is on flowback with another five wells in the play expected to be turned to sales in late 2024 through early 2025.

Financial Results for the Three Months Ended September 30, 2024

Comstock's realized natural gas price for the third quarter of 2024 averaged $1.90 per Mcf before hedging and $2.28 per Mcf after hedging. As a result, Comstock's natural gas and oil sales in the third quarter of 2024 decreased to $305.0 million (including realized hedging gains of $51.4 million) despite a 2% increase in production in the quarter. Operating cash flow (excluding changes in working capital) generated in the third quarter of 2024 was $152.3 million, and net loss for the third quarter was $25.7 million or $0.09 per share. Net loss in the quarter included a pre-tax $23.8 million unrealized gain on hedging contracts held for risk management and a gain on sale of assets of $0.9 million. Excluding these items, adjusted net loss for the third quarter of 2024 was $48.5 million, or $0.17 per share.

Comstock's production cost per Mcfe in the third quarter averaged $0.77 per Mcfe, which was comprised of $0.41 for gathering and transportation costs, $0.22 for lease operating costs, $0.09 for production and other taxes and $0.05 for cash general and administrative expenses. Comstock's unhedged operating margin was 60% in the third quarter of 2024 and 67% after hedging.

Financial Results for the Nine Months Ended September 30, 2024

Natural gas and oil sales for the nine months ended September 30, 2024 totaled $919.1 million (including realized hedging gains of $160.0 million). Operating cash flow (excluding changes in working capital) generated during the first nine months of 2024 was $452.4 million, and net loss was $163.4 million or $0.57 per share. Net loss during the first nine months of 2024 included a pre-tax $70.7 million unrealized loss on hedging contracts held for risk management and a gain on sale of assets of $0.9 million. Excluding these items, adjusted net loss for the nine months ended September 30, 2024 was $121.3 million or $0.42 per share.

Comstock's production cost per Mcfe during the nine months ended September 30, 2024 averaged $0.78 per Mcfe, which was comprised of $0.37 for gathering and transportation costs, $0.25 for lease operating costs, $0.12 for production and other taxes and $0.04 for cash general and administrative expenses. Comstock's unhedged operating margin was 58% during the first nine months of 2024 and 65% after hedging.

Drilling Results

Comstock drilled eight (6.2 net) operated horizontal Haynesville/Bossier shale wells in the third quarter of 2024 which had an average lateral length of 12,034 feet. Comstock turned 11 (8.0 net) operated wells to sales in the third quarter of 2024.

Since its last operational update in July, Comstock has turned eight (5.4 net) operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 21 MMcf per day. The completed lateral length of these wells averaged 12,391 feet. Included in the wells turned to sales was the Sebastian 11 #5H, the Company's first horseshoe Haynesville well, which had a 9,382 foot completed lateral and an initial production rate of 31 MMcf per day.

Other

On October 30, 2024, Comstock also announced that its bank group reaffirmed the $2.0 billion borrowing base and approved the amendment of certain financial covenants under its $1.5 billion revolving credit facility.

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on October 31, 2024, to discuss the third quarter 2024 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at https://register.vevent.com/register/BI25940ff3de024e45b06512519e9e6 a64. Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/27pqb8gi.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on October 31, 2024. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/27pqb8gi.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues:
Natural gas sales	$252,650	$304,141	$756,260	$911,065
Oil sales	975	1,309	2,925	4,111
Total natural gas and oil sales	253,625	305,450	759,185	915,176
Gas services	50,847	71,287	127,889	239,350
Total revenues	304,472	376,737	887,074	1,154,526
Operating expenses:
Production and ad valorem taxes	12,578	25,386	49,730	59,891
Gathering and transportation	53,996	47,012	150,456	137,981
Lease operating	29,248	31,664	99,125	100,525
Exploration	—	—	—	1,775
Depreciation, depletion and amortization	208,350	148,190	593,281	422,350
Gas services	52,622	67,632	132,796	224,317
General and administrative	9,923	9,586	29,271	31,992
Gain on sale of assets	(910)	—	(910)	(125)
Total operating expenses	365,807	329,470	1,053,749	978,706
Operating income (loss)	(61,335)	47,267	(166,675)	175,820
Other income (expenses):
Gain from derivative financial instruments	75,163	14,276	89,218	76,190
Other income	274	409	927	1,467
Interest expense	(54,516)	(43,624)	(156,005)	(121,082)
Total other income (expenses)	20,921	(28,939)	(65,860)	(43,425)
Income (loss) before income taxes	(40,414)	18,328	(232,535)	132,395
(Provision for) benefit from income taxes	14,696	(3,608)	69,094	(28,878)
Net income (loss)	(25,718)	14,720	(163,441)	103,517
Net income attributable to noncontrolling interest	(3,173)	—	(8,081)	—
Net income (loss) available to Comstock	$(28,891)	$14,720	$(171,522)	$103,517

Net income (loss) per share
Basic	$(0.09)	$0.05	$(0.57)	$0.37
Diluted	$(0.09)	$0.05	$(0.57)	$0.37
Weighted average shares outstanding:
Basic	290,170	276,999	285,949	276,741
Diluted	290,170	276,999	285,949	276,741
Dividends per share	$—	$0.125	$—	$0.375

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Natural gas production (MMcf)	133,116	130,528	403,420	383,902
Oil production (Mbbls)	13	17	40	57
Total production (MMcfe)	133,198	130,629	403,662	384,241

Natural gas sales	$252,650	$304,141	$756,260	$911,065
Natural gas hedging settlements (1)	51,409	10,344	159,956	76,221
Total natural gas including hedging	304,059	314,485	916,216	987,286
Oil sales	975	1,309	2,925	4,111
Total natural gas and oil sales including hedging	$305,034	$315,794	$919,141	$991,397

Average natural gas price (per Mcf)	$1.90	$2.33	$1.87	$2.37
Average natural gas price including hedging (per Mcf)	$2.28	$2.41	$2.27	$2.57
Average oil price (per barrel)	$75.00	$77.00	$73.13	$72.12
Average price (per Mcfe)	$1.90	$2.34	$1.88	$2.38
Average price including hedging (per Mcfe)	$2.29	$2.42	$2.28	$2.58

Production and ad valorem taxes	$12,578	$25,386	$49,730	$59,891
Gathering and transportation	53,996	47,012	150,456	137,981
Lease operating	29,248	31,664	99,125	100,525
Cash general and administrative (2)	6,042	6,930	17,892	24,984
Total production costs	$101,864	$110,992	$317,203	$323,381

Production and ad valorem taxes (per Mcfe)	$0.09	$0.20	$0.12	$0.16
Gathering and transportation (per Mcfe)	0.41	0.36	0.37	0.36
Lease operating (per Mcfe)	0.22	0.24	0.25	0.26
Cash general and administrative (per Mcfe)	0.05	0.05	0.04	0.07
Total production costs (per Mcfe)	$0.77	$0.85	$0.78	$0.85

Unhedged operating margin	60%	64%	58%	65%
Hedged operating margin	67%	65%	65%	67%

Gas services revenue	$50,847	$71,287	$127,889	$239,350
Gas services expenses	52,622	67,632	132,796	224,317
Gas services margin	$(1,775)	$3,655	$(4,907)	$15,033

Natural Gas and Oil Capital Expenditures:
Unproved property acquisitions	$8,800	$19,998	$87,938	$76,646
Total natural gas and oil properties acquisitions	$8,800	$19,998	$87,938	$76,646
Exploration and Development:
Development leasehold	$5,623	$5,369	$12,153	$19,087
Exploratory drilling and completion	57,144	74,737	215,992	179,049
Development drilling and completion	114,172	229,594	411,315	740,808
Other development costs	7,453	1,418	22,175	18,868
Total exploration and development capital expenditures	$184,392	$311,118	$661,635	$957,812

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
ADJUSTED NET INCOME (LOSS):
Net income (loss)	$(25,718)	$14,720	$(163,441)	$103,517
Unrealized (gain) loss from derivative financial instruments	(23,754)	(3,932)	70,738	31
Exploration expense	—	—	—	1,775
Gain on sale of assets	(910)	—	(910)	(125)
Adjustment to income taxes	1,873	946	(27,663)	(418)
Adjusted net income (loss)	$(48,509)	$11,734	$(121,276)	$104,780

Adjusted net income (loss) per share (2)	$(0.17)	$0.04	$(0.42)	$0.38
Diluted shares outstanding	290,170	276,999	285,949	276,741

ADJUSTED EBITDAX:
Net income (loss)	$(25,718)	$14,720	$(163,441)	$103,517
Interest expense	54,516	43,624	156,005	121,082
Income taxes	(14,696)	3,608	(69,094)	28,878
Depreciation, depletion, and amortization	208,350	148,190	593,281	422,350
Exploration	—	—	—	1,775
Unrealized (gain) loss from derivative financial instruments	(23,754)	(3,932)	70,738	31
Stock-based compensation	3,883	2,655	11,380	7,006
Gain on sale of assets	(910)	—	(910)	(125)
Total Adjusted EBITDAX (3)	$201,671	$208,865	$597,959	$684,514

(1)
Adjusted net income (loss) is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)
Adjusted net income (loss) per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization, unrealized gains and losses on derivative financial instruments and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
OPERATING CASH FLOW (1):
Net income (loss)	$(25,718)	$14,720	$(163,441)	$103,517
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(23,754)	(3,932)	70,738	31
Deferred income taxes	(12,734)	3,608	(67,165)	28,878
Depreciation, depletion and amortization	208,350	148,190	593,281	422,350
Amortization of debt discount and issuance costs	3,136	1,989	8,519	5,980
Stock-based compensation	3,883	2,655	11,380	7,006
Gain on sale of assets	(910)	—	(910)	(125)
Operating cash flow	$152,253	$167,230	$452,402	$567,637
(Increase) decrease in accounts receivable	(658)	(20,887)	75,573	295,323
Increase in other current assets	(5,595)	(1,825)	(749)	(624)
Decrease in accounts payable and accrued expenses	(47,830)	(73,753)	(173,942)	(73,697)
Net cash provided by operating activities	$98,170	$70,765	$353,284	$788,639

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
FREE CASH FLOW (DEFICIT)(2):
Operating cash flow	$152,253	$167,230	$452,402	$567,637
Less:
Exploration and development capital expenditures	(184,392)	(311,118)	(661,635)	(957,812)
Midstream capital expenditures	(30,251)	—	(46,739)	—
Other capital expenditures	(735)	(10,563)	(1,706)	(22,076)
Contributions from midstream partner	19,000	—	36,000	—
Free cash deficit from operations	$(44,125)	$(154,451)	$(221,678)	$(412,251)
Acquisitions	(8,800)	(19,998)	(87,938)	(76,646)
Proceeds from divestitures	1,214	—	1,214	41,295
Free cash deficit after acquisition and divestiture activity	$(51,711)	$(174,449)	$(308,402)	$(447,602)

(1)
Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)
Free cash flow (deficit) from operations and free cash flow (deficit) after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, midstream and other capital expenditures, contributions from its midstream partner, proved and unproved property acquisitions, and proceeds from divestiture of natural gas and oil properties.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2024	December 31, 2023
ASSETS
Cash and cash equivalents	$13,772	$16,669
Accounts receivable	155,857	231,430
Derivative financial instruments	71,704	126,775
Other current assets	58,379	86,619
Total current assets	299,712	461,493
Property and equipment, net	5,590,448	5,384,771
Goodwill	335,897	335,897
Operating lease right-of-use assets	82,124	71,462
Derivative financial instruments	4,828	—
	$6,313,009	$6,253,623

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$358,336	$523,260
Accrued costs	106,057	134,466
Operating leases	35,372	23,765
Total current liabilities	499,765	681,491
Long-term debt	2,949,181	2,640,391
Deferred income taxes	402,870	470,035
Derivative financial instruments	20,495	—
Long-term operating leases	46,681	47,742
Asset retirement obligation	32,016	30,773
Total liabilities	3,951,008	3,870,432
Stockholders' Equity:
Common stock	146,130	139,214
Additional paid-in capital	1,362,393	1,260,930
Accumulated earnings	786,748	958,270
Total stockholders' equity attributable to Comstock	2,295,271	2,358,414
Noncontrolling interest	66,730	24,777
Total stockholders' equity	2,362,001	2,383,191
	$6,313,009	$6,253,623